INCOME TAX - Effective tax rate Reconciliation (Details)	2 Months Ended	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2020
INCOME TAX
Statutory federal income tax rate (as a percent)	21.00%	21.00%
State taxes, net of federal tax benefit (as a percent)	0.00%	0.00%
Business combination expenses (as a percent)	0.00%	(17.10%)
Meals and entertainment (as a percent)	0.30%	0.00%
Valuation allowance (as a percent)	0.00%	(3.90%)
Income tax provision (as a percent)	21.30%	0.00%